Exhibit 99.2

Chicken Soup for the Soul Entertainment, Inc . (Nasdaq : CSSE) is a growing media company building and acquiring streaming video - on - demand networks (VOD) that provide content for all screens . The company owns a majority stake in Crackle Plus, a joint venture with Sony Pictures Television, which owns and operates a variety of ad - supported and subscription - based VOD networks including Crackle, Popcornflix , Popcornflix Kids, Truli , Pivotshare , Españolflix and FrightPix . The company also acquires and distributes video content through its Screen Media subsidiary and produces long and short - form content through its Chicken Soup for the Soul Originals division and through APlus . com . Chicken Soup for the Soul Entertainment is a subsidiary of Chicken Soup for the Soul, LLC, which publishes the famous book series and produces super - premium pet food under the Chicken Soup for the Soul brand name . o Branded entertainment company o Building online video - on - demand networks ( AVOD, SVOD ) o Joint venture subsidiary “ Crackle Plus ” with Sony Pictures Television includes existing AVOD networks and SVOD business o Sustainable advantages: o Scale of audience o Content cost - effectively acquired, produced, and distributed o Lower marketing costs through brand ownership o A series of acquisitions have enhanced a portfolio of assets and increased revenue and EBITDA Nasdaq : CSSE Closing Price at 8 / 27 / 1 9 : $ 9 . 25 52 - Week Rang e ; $ 6 . 75 - $ 13 . 11 Diluted Shares O/S : 12 M Est . Public Float : 4 . 18 M Market Cap ( 8 / 27 / 1 9 ) : $ 111 M Enterprise Value ( 8 / 2 7 / 1 9 ) : $ 157 M FY ' 1 8 Pro Forma Revenue : $ 92 . 6 M Investor Fact Sheet Chicken Soup for the Soul Entertainment, Inc. (Nasdaq: CSSE) COMPANY OVERVIEW INVESTMENT CONSIDERATIONS FINANCIAL HIGHLIGHTS SUMMARY BALANCE SHEET 1 of 2

CRACKLE PLUS BY THE NUMBERS

- A leading free AVOD service through joint venture **Crackle Plus** with Sony Pictures Television plus targeted SVOD channels

26M+
REGISTERED USERS

1.55B+
MINUTES STREAMED PER MONTH

45K+
COMBINED HOURS OF PROGRAMMING

9.8M
SOCIAL MEDIA FOLLOWERS AND SUBSCRIBERS



CRACKLE
Spider-Man 3

# of ads served and minutes streamed increasing

BUSINESS AREAS

Over 75% of revenue now comes from Online Networks

ONLINE NETWORKS

- Access to film library of Sony Pictures Television, Screen Media, and Chicken Soup for the Soul Entertainment
- Content partners include: 20th Century Fox, Warner Brothers, Paramount, MGM, Filmrise, and Funimation
- Billions of ad impressions enables advertisers to reach broad audience
- Targeted SVOD channels

CRACKLE popcornflix MOVIES. TV. FREE. truli Pivotshare

DISTRIBUTION

- Acquisition and distribution of content through **Screen Media Ventures**
- One of the largest independently-owned content libraries
- Distributing TV series and films worldwide



CORPORATE ANIMALS
COLD BLOOD
MERCY
BEL CANTO

PRODUCTION

- De-risked production model
- Retain and monetize back-end rights
- High quality programming nominated for Emmy, Realscreen and Cynopsis Awards

vacation rental potential | GOING FROM BROKE | HIDDEN HEROES | BEING DAD | ANIMAL TALES

SENIOR MANAGEMENT

William J. Rouhana, Jr., Chairman and Chief Executive Officer - Leader in the media, entertainment and communications industries for more than 35 years. Founder and CEO of Winstar Communications, a wireless broadband pioneer with $1 billion in revenue.

Scott W. Seaton, Vice Chairman and Chief Strategy Officer - 25 years of media and telecommunications investment banking experience. Managing Director – Credit Suisse First Boston, Bank of America, Oppenheimer & Co.

Chris Mitchell, Chief Financial Officer – 25 years of management and finance experience. Founder of TMG Partners and experience at Bank of America Merrill Lynch for over 15 years.

Elana Sofko, Chief Operating Officer- 25 years of experience across multiple media platforms. Former Vice President, Digital Business Development and Operations at World Wrestling Entertainment and previous experience at ESPN, Nokia, A&E Television Networks and Sirius Satellite Radio.

Philippe Guelton, Executive Vice President and President of VOD Networks – over 25 years experience in publishing and media industry. Former CEO of SheKnows and previous experience at Hearst Magazines, Hearst Fujingaho and Hachette Filipacchi.

David Fannon, Executive Vice President of Distribution and President of Screen Media - 23 years of experience in the media industry including Screen Media and A&E Television Networks.

Chicken Soup for the Soul Entertainment, Inc. (Nasdaq: CSSE)

Contact: invest@chickensoupforthesoul.com

Chicken Soup for the Soul Entertainment

CSSE files annual, quarterly and other reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. This fact sheet is merely an informational summary of various highlights regarding CSSE and its business. You are urged to read the Company's the reports and other information filed by CSSE with the SEC from time to time, including, but not limited to, its most recent Annual Report on Form 10-K for the year ended December 31, 2018, as amended, its Quarterly Report on Form 10-Q for the six months ended June 30, 2019, and its Current Reports and amendments thereto regarding the Crackle JV and related pro forma financial information. The business of CSSE and ownership of CSSE securities involve substantial risks including those described in CSSE's Annual Report on Form 10-K.

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